For Immediate Release
Aug. 3, 2012
PNM Resources Reports 2012 Solid Second Quarter Results
2012 Earnings Guidance Range Affirmed
Conference call set for 11 am Eastern today
SECOND QUARTER SUMMARY(1)

•	GAAP (generally accepted accounting principles) earnings of $0.27 per diluted share, compared with $0.04 per diluted share in 2011

•	Ongoing earnings of $0.33 per diluted share, compared with $0.20 per diluted share in 2011
YEAR-TO-DATE SUMMARY(1)

•	GAAP earnings of $0.48 per diluted share, compared with $0.22 per diluted share in 2011

•	Ongoing earnings of $0.50 per diluted share, compared with $0.24 per diluted share in 2011
(ALBUQUERQUE, N.M.) - PNM Resources (NYSE: PNM) today reported unaudited 2012 second quarter consolidated GAAP earnings of $21.5 million, or $0.27 per diluted share, compared with $4.1 million, or $0.04 per diluted share, during the same period in 2011.

Quarterly unaudited, consolidated ongoing earnings were $26.5 million, or $0.33 per diluted share, compared with 2011 ongoing earnings of $18.2 million, or $0.20 per diluted share. Reconciliations of 2012 and 2011 GAAP to ongoing earnings are included in schedules 1-4.

“PNM continues to see benefits from the alignment of its cost structure with the retail rates that went in to effect last August, as well as the warm June weather in New Mexico,” said Pat Vincent-Collawn, PNM Resources chairman, president and CEO. “PNM is also making progress on several regulatory fronts, where we are pursuing appropriate recovery of our FERC transmission and wholesale contracts as well as recovery of our renewable investments. In Texas, TNMP benefitted from strong retail load growth partially offset by a cooler start to the summer.”

Financial materials are available at http://www.pnmresources.com/investors/results.cfm.
YEAR-TO-DATE RESULTS
For the first six months of 2012, PNM Resources reported unaudited consolidated GAAP earnings of $38.6 million, or $0.48 per diluted share, compared with $20.7 million, or $0.22 per diluted share, in 2011. Unaudited, consolidated ongoing earnings for the first half of 2012 were $40.0 million, or $0.50 per diluted share, compared with 2011 earnings of $22.0 million, or $0.24 per diluted share.

(1) 2011 quarterly and year-to-date consolidated ongoing earnings included the contributions of the company's former competitive businesses, First Choice Power and Optim Energy. 2011 GAAP earnings included First Choice Power, but Optim Energy had no impact on GAAP results.
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SEGMENT REPORTING OF 2012 SECOND QUARTER EARNINGS
PNM - a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.

•
PNM reported ongoing earnings of $21.6 million, or $0.27 per diluted share, compared with $12.5 million, or $0.14 per diluted share, in 2011. GAAP earnings were $16.8 million, or $0.21 per diluted share, compared with losses of $1.5 million, or $0.02 per diluted share.

•
Higher retail rates, increased usage as a result of warmer June weather, and lower outage costs improved earnings. PNM Resources' repurchase of outstanding equity securities in late 2011 also improved earnings per diluted share. Lower sales prices associated with the Palo Verde Nuclear Generating Station unit 3, increased interest expense and lower realized gains associated with the Palo Verde Nuclear Decommissioning Trust negatively affected performance.

TNMP - an electric transmission and distribution utility in Texas.

•
TNMP reported ongoing earnings of $8.1 million, or $0.10 per diluted share, compared with $6.9 million, or $0.08 per diluted share, in 2011. GAAP earnings were $8.0 million, or $0.10 per diluted share, compared with $4.1 million, or $0.04 per diluted share, in 2011.

•	Seven percent load growth was partially offset by cooler weather. PNM Resources' purchase of outstanding equity securities in late 2011 improved ongoing earnings per diluted share.
Corporate and Other - a segment that reflects costs at the PNM Resources holding company, mainly comprised of interest expense related to debt.

•
Corporate/Other reported ongoing and GAAP losses of $3.3 million, or $0.04 per diluted share, compared with 2011 ongoing losses of $4.5 million, or $0.05, and GAAP losses of $5.2 million, or $0.06 per diluted share.

•	The repurchase of long-term debt in late 2011 decreased interest expense and improved performance.
2012 GUIDANCE RANGE AFFIRMED
PNM Resources today affirmed its 2012 financial outlook. Management continues to expect 2012 consolidated ongoing earnings to be in the middle of the range of $1.20 to $1.32 per diluted share.
SECOND QUARTER EARNINGS CALL: 11 AM EASTERN TODAY
PNM Resources will discuss second quarter earnings results during a live conference call and webcast today at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources chairman, president and CEO, and Chuck Eldred, PNM Resources executive vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm. Listeners are encouraged to visit the Web site at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by dialing (877) 377-7098 or (631) 291-4547 five to 10 minutes prior to the event and referencing “the PNM Resources second quarter earnings conference call.” A telephone replay will be available at 2 p.m. Eastern until midnight Aug. 17 by dialing (855) 859-2056 or (404) 537-3406 and using confirmation code 99621700. Supporting material for PNM Resources' earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

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PNM Resources Reports Q2 Earnings            8-3-12                        p. 3 of 3

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2011 consolidated operating revenues of $1.3 billion, excluding First Choice Power. Through its regulated utilities, PNM and TNMP, PNM Resources has approximately 2,550 megawatts of generation capacity and serves electricity to more than 738,000 homes and businesses in New Mexico and Texas. For more information, visit the company's Web site at www.PNMResources.com.

CONTACTS:
Analysts                        Media
Jimmie Blotter                    Frederick Bermudez
(505) 241-2227                    (505) 241-4831

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources' (“PNMR”), Public Service Company of New Mexico's (“PNM”), or Texas-New Mexico Power Company's (“TNMP”) (collectively, the “Company”) expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. These factors include: the ability of PNM and TNMP to recover costs and earn allowed returns in regulated jurisdictions; the ability of the Company to successfully forecast and manage its operating and capital expenditures; state and federal regulatory, legislative, and judicial decisions and actions on ratemaking, tax, and other matters; state and federal regulation or legislation relating to environmental matters, including the resultant costs of compliance and other impacts on the operations and economic viability of PNM's generating plants; the risk that recently enacted reliability standards regarding available transmission capacity and other FERC rulemakings may negatively impact the operation of PNM's transmission system; the performance of generating units, transmission systems, and distribution systems, which could be negatively affected by operational issues, extreme weather conditions, terrorism, and cybersecurity breaches; variability of prices and volatility and liquidity in the wholesale power and natural gas markets; changes in price and availability of fuel and water supplies; uncertainties surrounding the mine fire incident at the mine supplying coal to SJGS; uncertainty surrounding the status of PNM's participation in jointly-owned generation projects resulting from the scheduled expiration of the operational agreements for the projects; the risks associated with completion of generation, transmission, distribution, and other projects; regulatory, financial, and operational risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainties; uncertainty regarding the requirements and related costs of decommissioning power plants and coal mines supplying certain power plants, as well as the ability to recover decommissioning costs from customers; the impacts on the electricity usage of the Company's customers due to performance of state, regional, and national economies and mandatory energy efficiency measures, weather, seasonality, and other changes in supply and demand; the Company's ability to access the financial markets, including disruptions in the credit markets, actions by ratings agencies, and fluctuations in interest rates; the potential unavailability of cash from PNMR's subsidiaries due to regulatory, statutory, or contractual restrictions; the impacts of decreases in the values of marketable equity securities maintained to provide for nuclear decommissioning and pension and other postretirement benefits; commodity and counterparty credit risk transactions and the effectiveness of risk management; the outcome of legal proceedings, including the extent of insurance coverage; changes in applicable accounting principles.

Non-GAAP Financial Measures
The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) to evaluate the operations of the Company and to establish goals for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with generally accepted accounting principles in the U.S. (GAAP). The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company's calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Management is generally not able to estimate the impact of the reconciling items between ongoing earnings guidance and forecasted GAAP earnings, nor their probable impact on GAAP earnings; therefore, management is generally not able to provide a corresponding GAAP equivalent for earnings guidance.

(END)

PNM Resources
Schedule 1
Reconciliation of Ongoing to GAAP Earnings
(Preliminary and Unaudited)

	PNM Electric	TNMP Electric	Corporate and Other	Consolidated
	(in thousands)
Three Months Ended June 30, 2012
GAAP Net Earnings (Loss) Attributable to PNMR:	$16,753	$8,018	$(3,259)	$21,512
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	3,310	—	—	3,310
Net change in unrealized impairments of NDT securities	1,234	—	—	1,234
Process improvement initiatives	345	101	—	446
Total Adjustments	4,889	101	—	4,990
Ongoing Earnings (Loss)	$21,642	$8,119	$(3,259)	$26,502

Six Months Ended June 30, 2012
GAAP Net Earnings (Loss) Attributable to PNMR:	$34,433	$11,029	$(6,870)	$38,592
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	1,195	—	—	1,195
Net change in unrealized impairments of NDT securities	(494)	—	—	(494)
Process improvement initiatives	573	167	—	740
Total Adjustments	1,274	167	—	1,441
Ongoing Earnings (Loss)	$35,707	$11,196	$(6,870)	$40,033

Income tax effects calculated using tax rates of 35.00% for TNMP and 39.59% for all other segments

PNM Resources
Schedule 2
Reconciliation of Ongoing to GAAP Earnings
(Preliminary and Unaudited)

	PNM Electric	TNMP Electric	First Choice	Optim Energy (50%)	Corporate and Other	Consolidated
	(in thousands)
Three Months Ended June 30, 2011
GAAP Net Earnings (Loss) Attributable to PNMR:	$(1,505)	$4,102	$6,622	$—	$(5,152)	$4,067
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	276	—	2,285	(1,769)	—	792
Net change in unrealized impairments of NDT securities	1,360	—	—	—	—	1,360
Strategic alternatives - competitive businesses	—	—	—	—	558	558
Process improvement initiatives	1,764	286	62	—	47	2,159
Equity in net earnings (loss) of Optim Energy	—	—	—	(3,839)	—	(3,839)
Regulatory disallowances	10,559	2,550	—	—	—	13,109
Total Adjustments	13,959	2,836	2,347	(5,608)	605	14,139
Ongoing Earnings (Loss)	$12,454	$6,938	$8,969	$(5,608)	$(4,547)	$18,206

Six Months Ended June 30, 2011
GAAP Net Earnings (Loss) Attributable to PNMR:	$2,145	$8,265	$20,111	$—	$(9,817)	$20,704
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	(877)	—	(3,569)	(794)	—	(5,240)
Net change in unrealized impairments of NDT securities	(355)	—	—	—	—	(355)
Strategic alternatives - competitive businesses	—	—	—	—	907	907
Process improvement initiatives	1,764	286	62	—	47	2,159
Equity in net earnings (loss) of Optim Energy	—	—	—	(9,322)	—	(9,322)
Regulatory disallowances	10,559	2,550	—	—	—	13,109
Total Adjustments	11,091	2,836	(3,507)	(10,116)	954	1,258
Ongoing Earnings (Loss)	$13,236	$11,101	$16,604	$(10,116)	$(8,863)	$21,962

Income tax effects calculated using tax rates of 35.65% for First Choice, 35.00% for TNMP and 39.59% for all other segments

PNM Resources
Schedule 3
Reconciliation of Ongoing to GAAP Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM Electric	TNMP Electric	Corporate and Other	Consolidated
	(per diluted share)
Three Months Ended June 30, 2012
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.21	$0.10	$(0.04)	$0.27
Adjusting items
Mark-to-market impact of economic hedges	0.04	—	—	0.04
Net change in unrealized impairments of NDT securities	0.02	—	—	0.02
Process improvement initiatives	—	—	—	—
Total Adjustments	0.06	—	—	0.06
Ongoing Earnings (Loss)	$0.27	$0.10	$(0.04)	$0.33
Average Diluted Shares Outstanding: 80,365,725

Six Months Ended June 30, 2012
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.43	$0.14	$(0.09)	$0.48
Adjusting items
Mark-to-market impact of economic hedges	0.02	—	—	0.02
Net change in unrealized impairments of NDT securities	(0.01)	—	—	(0.01)
Process improvement initiatives	0.01	—	—	0.01
Total Adjustments	0.02	—	—	0.02
Ongoing Earnings (Loss)	$0.45	$0.14	$(0.09)	$0.50
Average Diluted Shares Outstanding: 80,420,527

PNM Resources
Schedule 4
Reconciliation of Ongoing to GAAP Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM Electric	TNMP Electric	First Choice	Optim Energy (50%)	Corporate and Other	Consolidated
	(per diluted share)
Three Months Ended June 30, 2011
GAAP Net Earnings (Loss) Attributable to PNMR:	$(0.02)	$0.04	$0.07	$—	$(0.06)	$0.04
Adjusting items
Mark-to-market impact of economic hedges	—	—	0.03	(0.02)	—	0.01
Net change in unrealized impairments of NDT securities	0.02	—	—	—	—	0.02
Strategic alternatives - competitive businesses	—	—	—	—	0.01	0.01
Process improvement initiatives	0.02	—	—	—	—	0.02
Equity in net earnings (loss) of Optim Energy	—	—	—	(0.04)	—	(0.04)
Regulatory disallowances	0.11	0.03	—	—	—	0.14
Total Adjustments	0.15	0.03	0.03	(0.06)	0.01	0.16
Ongoing Earnings (Loss)	$0.14	$0.08	$0.10	$(0.06)	$(0.05)	$0.20
Average Diluted Shares Outstanding: 92,135,782

Six Months Ended June 30, 2011
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.02	$0.09	$0.22	$—	$(0.11)	$0.22
Adjusting items
Mark-to-market impact of economic hedges	(0.01)	—	(0.04)	(0.01)	—	(0.06)
Net change in unrealized impairments of NDT securities	—	—	—	—	—	—
Strategic alternatives - competitive businesses	—	—	—	—	0.01	0.01
Process improvement initiatives	0.02	—	—	—	—	0.02
Equity in net earnings (loss) of Optim Energy	—	—	—	(0.10)	—	(0.10)
Regulatory disallowances	0.11	0.03	—	—	—	0.14
Total Adjustments	0.12	0.03	(0.04)	(0.11)	0.01	0.01
Ongoing Earnings (Loss)	$0.14	$0.12	$0.18	$(0.11)	$(0.10)	$0.24
Average Diluted Shares Outstanding: 92,102,430

Table may not appear visually accurate due to rounding